UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
to Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 22, 2017
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Shutterfly, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-33031	94-3330068
(Commission File Number)	(IRS Employer Identification No.)

2800 Bridge Parkway, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 610-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)

On February 20, 2017, the Board of Directors (the “Board”) of Shutterfly, Inc. (the “Company”) elected Mr. Will Lansing to the Board. Mr. Lansing was elected to serve as a Class I director and Chairman of the Board until his term expires at the 2019 annual meeting of stockholders. Pursuant to the Board’s standard compensation policy for non-employee directors, Mr. Lansing received restricted stock units with a face value equal to $50,000 on February 20, 2017, representing a three month pro-rated amount of the annual $200,000 RSUs grant generally awarded to members of the Board. Pursuant to the Board’s standard compensation policy for the Chairman of the Board, Mr. Lansing received additional restricted stock units with a face value equal to $21,250 on February 20, 2017, representing a three month pro-rated amount of the annual $85,000 RSUs grant generally awarded to the Chairman of the Board. Mr. Lansing will also receive an annual cash retainer of $42,500 for serving as Chairman pursuant to the Board’s standard compensation policy.

Mr. Lansing currently serves as chief executive officer for the analytics software company FICO. Prior to joining FICO, Mr. Lansing held executive officer roles with Infospace, Value Vision Media, NBC Internet & Fingerhut and leadership roles with General Electric and McKinsey & Company. He holds a Bachelor of Arts from Wesleyan University and a J.D. from Georgetown University.

No family relationships exist between Mr. Lansing and any of the Company’s other directors or executive officers. There are no arrangements between Mr. Lansing and any other person pursuant to which Mr. Lansing was nominated as a director, nor are there any transactions to which the Company is or was a participant and in which Mr. Lansing has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Lansing’s election to the Board is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Number    Description
99.1 Press release announcing election of Will Lansing to the Board, dated February 22, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUTTERFLY, INC.

By:	/s/ Jason Sebring
Jason Sebring
Vice President & General Counsel

Date: February 23, 2017

EXHIBIT INDEX

Number    Description

99.1	Press release announcing election of Will Lansing to the Board, dated February 22, 2017.